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                                                                    EXHIBIT 10.3




                              BROADCOM CORPORATION
                  AMENDED AND RESTATED 1994 STOCK OPTION PLAN



        I.       PURPOSES OF THE PLAN

                 This Amended and Restated 1994 Stock Option Plan is intended to promote the interests of Broadcom Corporation, a California corporation, by providing a method whereby eligible individuals who provide valuable services to the Corporation (or any Parent or Subsidiary) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and continue to render services to the Corporation (or any Parent or Subsidiary).

       II.       DEFINITIONS

                 For the purposes of this Plan, the following definitions shall be in effect:

                 A. BOARD shall mean the Corporation's Board of Directors.

                 B. CODE shall mean the Internal Revenue Code of 1986, as amended.

                 C. COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

                 D. COMMON STOCK shall mean the Corporation's common stock.

                 E. CORPORATE TRANSACTION shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                 F. CORPORATION shall mean Broadcom Corporation, a California corporation.
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                 G.       DISABILITY shall mean the inability of an individual
to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute PERMANENT DISABILITY in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                 H. EMPLOYEE shall mean an individual who is in the employ of the Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                 I. EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

                 J. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

                 K. FAIR MARKET VALUE per share of Common Stock on any relevant date under the Plan shall be the value determined in accordance with the following provisions:

                      (i) If the Common Stock is not at the time listed or admitted to trading on any Stock Exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (ii) If the Common Stock is at the time listed or admitted to trading on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.


                                       2.



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                    (iii)         If the Common Stock is at the time neither
          listed nor admitted to trading on any Stock Exchange nor traded on the Nasdaq National Market, then such Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

                 L. INCENTIVE OPTION shall mean a stock option which satisfies the requirements of Code Section 422.

                 M. NON-STATUTORY OPTION shall mean a stock option not intended to meet the requirements of Code Section 422.

                 N. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 O. PLAN shall mean the Corporation's Amended and Restated 1994 Stock Option Plan, as set forth in this document.

                 P. PLAN ADMINISTRATOR shall mean either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan in accordance with Article III.

                 Q. SERVICE shall mean the provision of services to the Corporation or any Parent or Subsidiary by an individual in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

                 R. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

                 S. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 T. 10% SHAREHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary.





                                       3.

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      III.       ADMINISTRATION OF THE PLAN

                 A.       The Plan shall be administered by the Board.
However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

                 B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option.

       IV.       ELIGIBILITY FOR OPTION GRANTS

                 A. The persons eligible to receive option grants under the Plan are as follows:

                      (i)         Employees,

                      (ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

                    (iii) consultants who provide valuable services to the Corporation (or any Parent or Subsidiary).

                 B. The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non- Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

        V.       STOCK SUBJECT TO THE PLAN

                 A. The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock. The maximum number of shares which may be issued over the term of the Plan shall not exceed thirteen million (13,000,000) shares, subject to adjustment from time to time in accordance with the provisions of this Article V.


                                       4.

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                 B.       Shares subject to outstanding options shall be
available for subsequent option grants under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation- regrant provisions of Article IX of the Plan. All shares issued under the Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants.

                 C. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of the Common Stock.

       VI.       TERMS AND CONDITIONS OF OPTIONS

                 Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator, provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Article VII.

                 A.       EXERCISE PRICE.

                          1.      The exercise price per share shall be fixed
by the Plan Administrator. In no event, however, shall the exercise price per share be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the date of the option grant.

                          2.      If the individual to whom the option is
granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date.

                          3.      The exercise price shall become immediately
due upon exercise of the option and shall, subject to the provisions of Article X and the agreement evidencing the grant, be payable in cash or check made payable to the Corporation. Should the Corporation's outstanding





                                       5.

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Common Stock be registered under Section 12(g) of the Exchange Act at the time the option is exercised, then the exercise price may also be paid as follows:

                      (i) in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                      (ii) to the extent exercised for vested shares, through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instructions
          (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                 Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                 B. TERM AND EXERCISE OF OPTIONS. Each option granted under the Plan shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the stock option agreement. However, no option shall have a term in excess of ten (10) years measured from the grant date. The option shall be exercisable during the optionee's lifetime only by the optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the optionee's death.

                 C.       EFFECT OF TERMINATION OF SERVICE.

                          1.      Except to the extent otherwise provided
pursuant to subsection C.2 below, the following provisions shall govern the exercise period applicable to any options held by the optionee at the time of cessation of Service or death:

                      (i) Should the optionee cease to remain in Service for any reason other than death or Disability, then the period during which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.





                                       6.

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                      (ii)        Should such Service terminate by reason of
          Disability, then the period during which each outstanding option held by the optionee is to remain exercisable shall be limited to the six
          (6)-month period following the date of such cessation of Service. However, should such Disability be deemed to constitute Permanent Disability, then the period during which each outstanding option held by the optionee is to remain exercisable shall be extended by an additional six (6) months so that the exercise period shall be limited to the twelve (12)-month period following the date of the optionee's cessation of Service by reason of such Permanent Disability.

                    (iii) Should the optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve
          (12)-month period following the date of the optionee's death. During such limited period, the option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

                      (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                      (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the optionee's cessation of Service, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the optionee is not otherwise at that time vested.

                          2.      The Plan Administrator shall have complete
discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding,

                          - to extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period in effect under subsection
          C.1 of this Article VI to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in no event shall such option be exercisable after the specified expiration date of the option term; and/or





                                       7.

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                          -       to permit one or more options held by
          Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                 D. SHAREHOLDER RIGHTS. An optionee shall have no shareholder rights with respect to the shares subject to the option until such individual shall have exercised the option and paid the exercise price.

                 E. UNVESTED SHARES. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under the Plan. Should the optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the optionee) any of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right. In no event, however, may the Plan Administrator impose a vesting schedule upon any option granted under the Plan or any shares of Common Stock subject to the option which is more restrictive than twenty percent (20%) per year vesting, beginning one (1) year after the grant date. All outstanding repurchase rights under the Plan shall terminate automatically upon the occurrence of any Corporate Transaction, except to the extent the repurchase rights are expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                 F. FIRST REFUSAL RIGHTS. Until such time as the Corporation's outstanding shares of Common Stock are first registered under
Section 12(g) of the Exchange Act, the Corporation shall have the right of first refusal with respect to any proposed sale or other disposition by the optionee (or any successor in interest by reason of purchase, gift or other transfer) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

      VII.       INCENTIVE OPTIONS

                 The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Article VII, all the provisions of the Plan shall be applicable to Incentive Options. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory shall not be subject to such terms and conditions.





                                       8.

                 A. EXERCISE PRICE. The exercise price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date of grant.

                 B. DOLLAR LIMITATION. The aggregate Fair Market Value of the Common Stock (determined as of the respective date or dates of grant) for which one (1) or more options granted to any Employee under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. Should the applicable One Hundred Thousand Dollar ($100,000) limitation in fact be exceeded in any calendar year, then the option shall nevertheless become exercisable for the excess number of shares in such calendar year as a Non-Statutory Option.

                 C. 10% SHAREHOLDER. If any individual to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the grant date.

     VIII.       CORPORATE TRANSACTION

                 A. Upon the occurrence of a Corporate Transaction, each option at the time outstanding under the Plan shall terminate and cease to be exercisable, except to the extent assumed by the successor corporation or parent thereof.

                 B. Each outstanding option which is assumed in connection with a Corporate Transaction or is otherwise to remain outstanding shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to the optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same.

                 C. The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

       IX.       CANCELLATION AND REGRANT OF OPTIONS





                                       9.

                 The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than (i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date in the case of a grant of an Incentive Option, (ii) one hundred ten percent (110%) of such Fair Market Value in the case of an option grant to a 10% Shareholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

        X.       LOANS

                 A. The Plan Administrator may assist any optionee in the exercise of one or more options granted to the optionee by:

                      (i) authorizing the extension of a loan from the Corporation to the optionee, or

                      (ii) permitting the optionee to pay the exercise price in installments over a period of years.

                 B. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans or installment payments may be authorized with or without security or collateral. However, any loan made to a consultant or other non-employee advisor must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each optionee may not exceed the sum of
(i) the aggregate exercise price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the optionee in connection with such exercise.

       XI.       NO EMPLOYMENT OR SERVICE RIGHTS

                 Nothing in the Plan shall confer upon the optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary) or of the optionee, which rights are hereby expressly reserved by each, to terminate the optionee's Service at any time for any reason, with or without cause.

      XII.       AMENDMENT OF THE PLAN

                 A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the holders, adversely affect their rights and obligations under their





                                      10.

outstanding options. In addition, the Board shall not, without the approval of the Corporation's shareholders, (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Article V,
(ii) materially modify the eligibility requirements for option grants or (iii) otherwise materially increase the benefits accruing to option holders.

                 B. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan is approved by the Corporation's shareholders within twelve (12) months after the date the excess grants are first made.

     XIII.       EFFECTIVE DATE AND TERM OF PLAN

                 A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and no further options shall be granted.
Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

                 B. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued or (iii) the termination of all outstanding options under Article VIII. Upon such plan termination, each option and unvested share issuance outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the agreements evidencing that option or share issuance.

      XIV.       USE OF PROCEEDS

                 Any cash proceeds received by the Corporation from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

       XV.       WITHHOLDING

                 The Corporation's obligation to deliver shares upon the exercise of any options granted under the Plan shall be subject to the satisfaction by the optionee of all applicable Federal, state and local income and employment tax withholding requirements.

      XVI.       REGULATORY APPROVALS

                 The implementation of the Plan, the granting of any option hereunder and the issuance of Common Stock upon the exercise of any option shall be subject to the Corporation's





                                      11.

procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the Common Stock issued pursuant to it.

     XVII.       FINANCIAL REPORTS

                 The Corporation shall deliver a balance sheet and an income statements at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key employee whose duties in connection with the Corporation assure such individual access to equivalent information.





                                      12.

                              BROADCOM CORPORATION
                             STOCK OPTION AGREEMENT



RECITALS

        I. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected Employees (including officers and directors), non-employee members of the Board and consultants who contribute to the financial success of the Corporation or any Parent or Subsidiary.

          A. Optionee is an individual who is to render valuable services to the Corporation or any Parent or Subsidiary, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of a stock option to Optionee.

       II. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

                 NOW, THEREFORE, it is hereby agreed as follows:

                 1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of the Grant Date, a stock option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the Exercise Price.

                 2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5, 6 or 17.

                 3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee.

                 4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for one or more such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

                 5. CESSATION OF SERVICE. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                          (a)     Should Optionee cease to remain in Service
for any reason (other than death or Disability) while this option is outstanding, then the period for exercising this option shall be reduced to a three (3)-month period commencing with the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such three (3)-month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

                          (b)     Should Optionee die while this option is
outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option. Such right shall lapse and this option shall cease to be outstanding upon the earlier of (i) the expiration of the twelve (12)- month period measured from the date of Optionee's death or (ii) the Expiration Date.

                          (c)     Should Optionee cease Service by reason of
Disability while this option is outstanding, then Optionee shall have a period of six (6) months (commencing with the date of such cessation of Service) during which to exercise this option. However, should such Disability be deemed to constitute Permanent Disability, then the period during which this option is to remain exercisable shall be extended by an additional six (6) months so that the exercise period shall be limited to the twelve (12)-month period following the date of Optionee's cessation of Service by reason of such Permanent Disability. In no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of the applicable six (6) or twelve (12)-month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

                 Note: Exercise of this option on a date later than three (3) months following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

                          (d)     During the limited period of post-Service
exercisability applicable under subparagraph (a), (b) or (c) above, this option may not be exercised in the aggregate for more than the lesser of (i) the number of Option Shares for which the option is, at the time of Optionee's cessation of Service, exercisable in accordance with the exercise schedule specified in the Grant Notice or (ii) the number of Option Shares in which Optionee is, at the time of his/her cessation of Service, vested in accordance with the vesting schedule specified in the Grant Notice. To the extent Optionee is not vested in the Option Shares at the time of his/her cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.





                                       2.

                 6.       SPECIAL TERMINATION OF OPTION.

                          (a)     Upon the occurrence of a Corporate
Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or parent thereof.

                          (b)     This Agreement shall not in any way affect
the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                 7.       ADJUSTMENT IN OPTION SHARES.

                          (a)     In the event any change is made to the
outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

                          (b)     If this option is to be assumed in connection
with a Corporate Transaction or is otherwise to remain outstanding, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable hereunder shall remain the same.

                 8. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any shareholder rights with respect to the Option Shares until such individual shall have exercised the option and paid the Exercise Price.

                 9.       MANNER OF EXERCISING OPTION.

                          (a)     In order to exercise this option with respect
to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                                       (i)         Execute and deliver to the
         Secretary of the Corporation a stock purchase agreement (the "Purchase Agreement") in substantially the form of Exhibit B to the Grant Notice.





                                       3.

                                       (ii)        Pay the aggregate Exercise
         Price for the purchased shares in one or more of the following alternative forms:

                                        (A)     full payment in cash or check
                 made payable to the Corporation; or

                                        (B)     full payment through the
                 delivery of the Optionee's full recourse promissory note (the "Note") payable to the Corporation's order, provided Optionee is an Employee at the time of delivery.

                          Any Note delivered in payment of the Exercise Price shall be subject to the following terms and conditions: (i) the Note shall not have a maximum term in excess of five (5) years, subject to full and immediate acceleration upon the Optionee's cessation of Service, and (ii) the Note shall bear interest at the minimum per annum rate, compounded semi- annually, required by the Federal tax laws in order to avoid the imputation of interest income to the Corporation and compensation income to the Optionee. Optionee shall pledge all of the shares acquired upon exercise of the Option to the Corporation as security for payment of the Note and shall also deliver to the Corporation a duly-executed assignment separate from certificate with respect to the pledged shares. The shares shall be released from pledge only as the balance of the Note is paid down. Alternatively, the shares may be released from pledge for immediate sale by Optionee, provided the sale proceeds are applied to the payment of principal and accrued interest on the Note until the Note is paid in full.

                          Should the outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, at the time the option is exercised, then the Exercise Price may also be paid as follows:

                                        (C)     in shares of Common Stock held
                 by Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                        (D)     to the extent exercised for
                 vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal,





                                       4.

                 state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                                     (iii)         Furnish to the Corporation
         appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                 Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation.

                          (b)     As soon after the Exercise Date as practical,
the Corporation shall mail or deliver to or on behalf of Optionee (or the other person or persons exercising this option) a certificate or certificates representing the shares purchased under this Agreement, with the appropriate legends affixed thereto.

                          (c)     In no event may this option be exercised for
any fractional shares.

                 10. REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE SUCH SHARES IN ACCORDANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THE PURCHASE AGREEMENT.

                 11.      COMPLIANCE WITH LAWS AND REGULATIONS.

                          (a)     The exercise of this option and the issuance
of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Common Stock may be listed at the time of such exercise and issuance.

                          (b)     In connection with the exercise of this
option, Optionee shall execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

                 12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Corporation.





                                       5.

                 13. LIABILITY OF CORPORATION. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

                 14. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                 15. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

                 16. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                 17.      SHAREHOLDER APPROVAL.

                          (a)     The grant of this option is subject to
approval of the Plan by the Corporation's shareholders within twelve (12) months after the adoption of the Plan by the Board. Notwithstanding any provision of this Agreement to the contrary, this option may not be exercised in whole or in part until such shareholder approval is obtained. In the event that such shareholder approval is not obtained, then this option shall terminate in its entirety and Optionee shall have no further rights to acquire any Option Shares hereunder.

                          (b)     If the Option Shares covered by this
Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of
Article XII of the Plan.





                                       6.

                 18. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                          (a)     This option shall cease to qualify for
favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

                          (b)     Should this option be designated as
immediately exercisable in the Grant Notice, then this option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion will become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed, whereupon the option shall become exercisable as a Non-Statutory Option for the balance of the Option Shares.

                          (c)     Should this option be designated as
exercisable in installments in the Grant Notice, then no installment under this option (whether annual or monthly) shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of any earlier installments of the Common Stock and any other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

                          (d)     Should Optionee hold, in addition to this
option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar





                                       7.

year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                 19. WITHHOLDING TAXES. Optionee hereby agrees to make appropriate arrangements with the Corporation or Parent or Subsidiary employing Optionee for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the exercise of this option.





                                       8.

                                    APPENDIX



DEFINITIONS

         A.      BOARD shall mean the Corporation's Board of Directors.

         B.      CODE shall mean the Internal Revenue Code of 1986, as amended.

         C.      COMMON STOCK shall mean the Corporation's common stock.

         D. CORPORATE TRANSACTION shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

              (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

             (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         E. CORPORATION shall mean Broadcom Corporation, a California corporation.

         F. DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         G. EMPLOYEE shall mean an individual who is in the employ of the Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         H. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of this Stock Option Agreement.

         I. EXERCISE PRICE shall mean the exercise price per share as specified in the Grant Notice.





                                      A-1.

         J. EXPIRATION DATE shall mean the date on which the option expires as set forth in the Grant Notice.

         K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be the value determined in accordance with the following provisions:

              (i) If the Common Stock is not at the time listed or admitted to trading on any Stock Exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (ii) If the Common Stock is at the time listed or admitted to trading on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (iii) If the Common Stock is at the time neither listed nor admitted to trading on any Stock Exchange nor traded on the Nasdaq National Market, then such Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

         L. GRANT DATE shall mean the date of grant of the stock option as set forth in the Grant Notice.

         M. GRANT NOTICE shall mean the notice of grant of stock option accompanying this Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

         N. INCENTIVE OPTION shall mean a stock option which satisfies the requirements of Code Section 422.

         O. NON-STATUTORY OPTION shall mean a stock option not intended to meet the requirements of Code Section 422.





                                      A-2.

         P. OPTION SHARES shall mean the number of shares of Common Stock subject to the option.

         Q. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         R.      PLAN shall mean the Corporation's 1994 Stock Option Plan.

         S. PLAN ADMINISTRATOR shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for the administration of the Plan in accordance with Article III of the Plan.

         T. SERVICE shall mean the provision of services to the Corporation or any Parent or Subsidiary by an individual in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

         U. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

         V. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.





                                      A-3.

                              BROADCOM CORPORATION
                            STOCK PURCHASE AGREEMENT



                 AGREEMENT made as of this ____ day of _______________, 19__, by and among Broadcom Corporation, a __________ corporation (the
"Corporation"), _____________________________________________________, the
holder of a stock option ("Optionee") under the Corporation's 1994 Stock Option Plan (the "Plan"), and ____________________________, Optionee's spouse.

                 All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix, unless otherwise indicated.

         A.      EXERCISE OF OPTION

                 1. EXERCISE. Optionee hereby purchases _____________ shares of Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on ____________________, 199__ (the "Grant Date") to purchase up to _______________ shares of Common Stock under the Plan at the exercise price of $______ per share (the "Exercise Price").

                 2. PAYMENT. Concurrently with the delivery of this Agreement to the Corporate Secretary, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

                 3. DELIVERY OF CERTIFICATES. The certificates representing the Purchased Shares hereunder which are subject to the Repurchase Right shall be held in escrow by the Corporate Secretary in accordance with the provisions of Article G.

                 4. SHAREHOLDER RIGHTS. Until such time as the Corporation actually exercises its Repurchase Right, First Refusal Right or Special Purchase Right under this Agreement, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, including the Purchased Shares held in escrow under Article G, subject, however, to the transfer restrictions of Article D.

         B.      SECURITIES LAW COMPLIANCE

                 1. EXEMPTION FROM REGISTRATION. The Purchased Shares have not been registered under the 1933 Act and are accordingly being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the SEC for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby acknowledges receipt of a copy of the Plan in the form of Exhibit C to the Grant Notice.

                 2.       RESTRICTED SECURITIES.

                          (a)     Optionee hereby confirms that Optionee has
been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 of the SEC issued under the 1933 Act is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

                          (b)     Upon the expiration of the ninety (90)-day
period immediately following the date on which the Corporation first becomes subject to the reporting requirements of the Exchange Act, the Purchased Shares, to the extent vested under Article E, may be sold (without registration) pursuant to the applicable requirements of Rule 144. If Optionee is at the time of such sale an affiliate of the Corporation for purposes of Rule 144 or was such an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market-maker sale requirement and the requisite notice to the SEC); however, the two (2)-year holding period requirement of Rule 144 will not be applicable. If Optionee is not at the time of the sale an affiliate of the Corporation nor was such an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market-maker sale requirement for Purchased Shares held for less than three (3) years following payment in cash of the Exercise Price therefor) will be applicable to the sale.

                          (c)     Should the Corporation not become subject to
the reporting requirements of the Exchange Act, then Optionee may, provided he or she is not at the time an affiliate of the Corporation (nor was such an affiliate during the preceding three (3) months), sell the Purchased Shares (without registration) pursuant to paragraph (k) of Rule 144 after the Purchased Shares have been held for a period of three (3) years following the payment of the Exercise Price for such shares.

                 3. DISPOSITION OF SHARES. Optionee hereby agrees that Optionee shall make no disposition of the Purchased Shares (other than a permitted transfer under paragraph D.1) unless and until there is compliance with all of the following requirements:

                          (i) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.





                                       2.

                          (ii) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

                          (iii)     Optionee shall have provided the
         Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

                          (iv) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares pursuant to the provisions of the Rules of the California Corporations Commissioner identified in paragraph B.5.

                 The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

                 4. RESTRICTIVE LEGENDS. In order to reflect the restrictions imposed by this Agreement upon the disposition of the Purchased Shares, the stock certificates for the Purchased Shares shall be endorsed with restrictive legends, including one or more of the following legends:

                          (i) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

                          (ii) "It is unlawful to consummate a sale or transfer of this security, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Commissioner of Corporations of the State of California, except as permitted in the Commissioner's Rules."

                          (iii) "The shares represented by this certificate are unvested and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ________





                                       3.

         ___, 199__ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). Such agreement grants certain repurchase rights and rights of first refusal to the Corporation (or its assignees) upon the sale, assignment, transfer, encumbrance or other disposition of the shares or upon termination of service with the Corporation. A copy of such agreement is maintained at the Corporation's principal corporate offices."

                 5. RECEIPT OF COMMISSIONER RULES. Optionee hereby acknowledges receipt of a copy of Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached as Exhibit II to this Agreement.

         C.      SPECIAL TAX ELECTION

                 1. SECTION 83(B) ELECTION FOR EXERCISE OF NON-STATUTORY STOCK OPTION. If the Purchased Shares are acquired hereunder pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then Optionee understands that under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right provided under Article E. Optionee understands that he/she may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired hereunder, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the Fair Market Value of the Purchased Shares on the date of this Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT III HERETO. OPTIONEE UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

                 2. CONDITIONAL SECTION 83(B) ELECTION FOR EXERCISE OF INCENTIVE OPTION. If the Purchased Shares are acquired hereunder pursuant to the exercise of an Incentive Option under the Federal tax laws, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

                          (i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

                          (ii) The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture





                                       4.

         restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee's taxable income for alternative minimum tax purposes.

                          (iii) If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

                          (iv) For purposes of the foregoing, the term "forfeiture restrictions" will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right under Article E. The term "disqualifying disposition" means any sale or other disposition(1) of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

                          (v) In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit (a) Optionee's alternative minimum taxable income upon exercise and (b) Optionee's ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. The appropriate form for making such a protective election is attached as
         Exhibit III to this Agreement and must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. However, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election.

                 3. FILING RESPONSIBILITY. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO

----------

(1) Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.




                                       5.

FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

         D.      TRANSFER RESTRICTIONS

                 1. RESTRICTION ON TRANSFER. Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right under Article E. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise made the subject of disposition in contravention of the First Refusal Right under Article F or the market stand-off provisions of paragraph D.3. Such restrictions on transfer, however, shall not be applicable to (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

                 2. TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in paragraph D.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) both the Repurchase Right and the First Refusal Right granted hereunder and (ii) the market stand-off provisions of paragraph D.3, to the same extent such shares would be so subject if retained by Optionee.

                 3.       MARKET STAND-OFF.

                          (a)     In connection with any underwritten public
offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters; provided, however, that in no event shall such period exceed one hundred eighty (180) days. The limitations of this paragraph D.3 shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.





                                       6.

                          (b)     Owner shall be subject to the market
stand-off provisions of this paragraph D.3 provided and only if the officers and directors of the Corporation are also subject to similar arrangements.

                          (c)     In the event of any stock split, stock
dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock effected as a class without the Corporation's receipt of consideration, then any new, substituted or additional securities distributed with respect to the Purchased Shares shall be immediately subject to the provisions of this paragraph D.3, to the same extent the Purchased Shares are at such time covered by such provisions.

                          (d)     In order to enforce the limitations of this
paragraph D.3, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

         E.      REPURCHASE RIGHT

                 1. GRANT. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Exercise Price all or (at the discretion of the Corporation and with the consent of Optionee) any portion of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the vesting provisions of paragraph E.3 (such shares to be hereinafter called the "Unvested Shares").

                 2. EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the applicable sixty (60)-day period specified in paragraph E.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares may have been previously delivered out of escrow to Owner, Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Corporate Secretary the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Corporation shall, concurrently with the receipt of such stock certificates (either from escrow in accordance with paragraph G.3 or from Owner as herein provided), pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner.

                 3. TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under paragraph





                                       7.

E.2. In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to any and all Purchased Shares in which Optionee vests in accordance with the vesting schedule specified in the Grant Notice. All Purchased Shares as to which the Repurchase Right lapses shall, however, continue to be subject to (i) the First Refusal Right of the Corporation and its assignees under Article F, (ii) the market stand-off provisions of paragraph D.3 and (iii) the Special Purchase Right under Article H.

                 4. AGGREGATE VESTING LIMITATION. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements ("Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the vesting provisions of paragraph E.3, had all the Purchased Shares been acquired exclusively under this Agreement.

                 5. FRACTIONAL SHARES. No fractional shares shall be repurchased by the Corporation. Accordingly, should the Repurchase Right extend to a fractional share (in accordance with the vesting provisions of paragraph E.3) at the time Optionee ceases Service, then such fractional share shall be added to any fractional share in which Optionee is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

                 6. ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class effected without the Corporation's receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Corporation's capital structure; provided, however, that the aggregate price shall remain the same.

                 7.       CORPORATE TRANSACTION.

                          (a)     Immediately prior to the consummation of a
Corporate Transaction, the Repurchase Right shall automatically lapse in its entirety, except to the extent the Repurchase Right is to be assigned to the successor corporation (or its parent company) in connection with such Corporate Transaction.





                                       8.

                          (b)     To the extent the Repurchase Right remains in
effect following a Corporate Transaction, the right shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that the aggregate price shall remain the same.

         F.      RIGHT OF FIRST REFUSAL

                 1. GRANT. The Corporation is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Optionee has vested in accordance with the vesting provisions of Article E. For purposes of this Article F, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any of the permitted transfers under paragraph D.1.

                 2. NOTICE OF INTENDED DISPOSITION. In the event any Owner of the Purchased Shares desires to accept a bona fide third- party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter called the "Target Shares"), Owner shall promptly
(i) deliver to the Corporate Secretary written notice (the "Disposition Notice") of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and D.

                 3. EXERCISE OF RIGHT. The Corporation (or its assignees) shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms and conditions as those specified therein or upon such other terms and conditions (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation (or its assignees) shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Corporation the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Article G, the certificates for such shares shall automatically be released from escrow and delivered to the Corporation for purchase.

                 Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation (or its assignees) shall have the right





                                       9.

to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation (or its assignees) cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth business day following delivery of the Exercise Notice or (ii) the fifth business day after such cash valuation shall have been made.

                 4. NON-EXERCISE OF RIGHT. In the event the Exercise Notice is not given to Owner within twenty-five (25) days following the date of the Corporation's receipt of the Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Article B. To the extent any of the Target Shares are at the time held in escrow under Article G, the certificates for such shares shall automatically be released from escrow and surrendered to Owner. The third-party offeror shall acquire the Target Shares free and clear of the Repurchase Right under Article E and the First Refusal Right hereunder, but the acquired shares shall remain subject to (i) the securities law restrictions of paragraph B.2(a) and (ii) the market stand- off provisions of paragraph D.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph F.7.

                 5. PARTIAL EXERCISE OF RIGHT. In the event the Corporation (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

                          (i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of paragraph F.4, as if the Corporation did not exercise the First Refusal Right hereunder; or

                          (ii) sale to the Corporation (or its assignees) of the portion of the Target Shares which the Corporation (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph F.3.





                                      10.

                 Failure of Owner to deliver timely notification to the Corporation under this paragraph F.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

                 6.       RECAPITALIZATION/REORGANIZATION.

                          (a)     In the event of any stock split, stock
dividend, recapitalization, combination of shares, exchange of shares or other transaction affecting the outstanding Common Stock as a class effected without the Corporation's receipt of consideration, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right hereunder, but only to the extent the Purchased Shares are at the time covered by such right.

                          (b)     In the event of a Reorganization, the First
Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

                 7. LAPSE. The First Refusal Right under this Article F shall lapse and cease to have effect upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars ($10,000,000).
However, the market stand-off provisions of paragraph D.3 shall continue to remain in full force and effect following the lapse of the First Refusal Right hereunder.

         G.      ESCROW

                 1. DEPOSIT. Upon issuance, the certificates for the Purchased Shares shall be deposited in escrow with the Corporate Secretary to be held in accordance with the provisions of this Article G. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporate Secretary pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with paragraph G.3. Upon delivery of the certificates (or other assets and securities) to the Corporate Secretary, Owner shall be issued an instrument of deposit acknowledging the number of Purchased Shares (or other assets and securities) delivered in escrow.





                                      11.

                 2.       RECAPITALIZATION.   In the event of any stock split,
stock dividend, recapitalization, combination of shares, exchange of shares, or other change affecting the Corporation's outstanding Common Stock as a class effected without the Corporation's receipt of consideration or in the event of a Corporate Transaction or Reorganization, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately delivered to the Corporate Secretary to be held in escrow under this Article G, but only to the extent the Purchased Shares are at the time subject to the escrow requirements of paragraph G.1. However, all regular cash dividends on the Purchased Shares (or other securities at the time held in escrow) shall be paid directly to Owner and shall not be held in escrow.

                 3. RELEASE/SURRENDER. The Purchased Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

                          (i) Should the Corporation (or its assignees) elect to exercise the Repurchase Right with respect to any Purchased Shares, then the escrowed certificates for such Purchased Shares (together with any other assets or securities attributable thereto) shall be delivered to the Corporation concurrently with the payment to Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Exercise Price for such Purchased Shares, and Owner shall cease to have any further rights or claims with respect to such Purchased Shares (or other assets or securities attributable to such Purchased Shares).

                          (ii) Should the Corporation (or its assignees) elect to exercise its First Refusal Right with respect to any vested Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall, concurrently with the payment of the paragraph F.3 purchase price for such Target Shares to Owner, be surrendered to the Corporation, and Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities attributable thereto).

                          (iii) Should the Corporation (or its assignees) elect not to exercise its First Refusal Right with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to Owner for disposition in accordance with provisions of paragraph F.4.





                                      12.

                          (iv) As the interest of Optionee in the Purchased Shares (or any other assets or securities attributable thereto) vests in accordance with the provisions of Article E, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow upon Owner's request, but not more frequently than once every six (6) months.

                          (v) All purchased shares in which Optionee is vested (and any other vested assets and securities attributable thereto) shall be released within thirty (30) days after the earliest to occur of (a) Optionee's cessation of Service, (b) the termination of the Repurchase Right in accordance with the applicable provisions of Article E or (c) the termination of the First Refusal Right in accordance with paragraph F.7.

                          (vi) All Purchased Shares (or other assets or securities) released from escrow in accordance with the provisions of subparagraph (iv) or (v) above shall nevertheless remain subject to
         (a) the First Refusal Right, to the extent such right has not otherwise lapsed pursuant to paragraph F.7, (b) the market stand-off provisions of paragraph D.3 until such provisions terminate in accordance therewith and (c) the Special Purchase Right, to the extent such right has not otherwise lapsed pursuant to paragraph H.4.

         H.      MARITAL DISSOLUTION OR LEGAL SEPARATION

                 1. GRANT. In connection with the dissolution of Optionee's marriage or the legal separation of Optionee and Optionee's spouse, the Corporation shall have the right (the "Special Purchase Right"), exercisable at any time during the thirty (30)-day period following the Corporation's receipt of the required Dissolution Notice under paragraph H.2, to purchase from Optionee's spouse, in accordance with the provisions of paragraph H.3, all or any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

                 2. NOTICE OF DECREE OR AGREEMENT. Optionee shall promptly provide the Corporate Secretary with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of Optionee and Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree of dissolution or settlement agreement between Optionee and Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.





                                      13.

                 3. EXERCISE OF SPECIAL PURCHASE RIGHT. The Special Purchase Right shall be exercisable by delivery of written notice (the "Purchase Notice") to Optionee and Optionee's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice) and the Fair Market Value to be paid for such Purchased Shares. Optionee (or Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Corporate Secretary the certificates representing the shares to be purchased, each certificate to be properly endorsed for transfer. To the extent any of the shares to be purchased by the Corporation are at the time held in escrow under Article G, the certificates for such shares shall be promptly delivered out of escrow to the Corporation. The Corporation shall, concurrently with the receipt of the stock certificates, pay to Optionee's spouse (in cash or cash equivalents) an amount equal to the Fair Market Value specified for such shares in the Purchase Notice.

                 If Optionee's spouse does not agree with the Fair Market Value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two (2) appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Corporation and Optionee's spouse. The closing shall then be held on the fifth business day following the completion of such appraisal; provided, however, that if the appraised value is more than twenty-five percent (25%) greater than the Fair Market Value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five (5) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse.

                 4. LAPSE. The Special Purchase Right under this Article H shall lapse and cease to have effect upon the earlier to occur of (i) the first date on which the First Refusal Right lapses or (ii) the expiration of the thirty (30)-day exercise period specified in paragraph H.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

         I.      GENERAL PROVISIONS

                 1. ASSIGNMENT. The Corporation may assign its Repurchase Right, its First Refusal Right and/or its Special Purchase Right to any person or entity selected by the Board, including (without limitation) one or more shareholders of the Corporation.





                                      14.

                 If the assignee of the Repurchase Right is other than (i) a wholly owned subsidiary of the Corporation or (ii) the parent corporation owning one hundred percent (100%) of the Corporation's outstanding capital stock, then such assignee must make a cash payment to the Corporation, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the Fair Market Value of the Purchased Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Purchased Shares thereunder.

                 2. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary) or Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

                 3. NOTICES. Any notice required in connection with (i) the Repurchase Right, the Special Purchase Right or the First Refusal Right or
(ii) the disposition of any Purchased Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph I.3 to all other parties to this Agreement.

                 4. NO WAIVER. The failure of the Corporation (or its assignees) in any instance to exercise the Repurchase Right, or the failure of the Corporation (or its assignees) in any instance to exercise the First Refusal Right, or the failure of the Corporation (or its assignees) in any instance to exercise the Special Purchase Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee or Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

                 5. CANCELLATION OF SHARES. If the Corporation (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

         J.      MISCELLANEOUS PROVISIONS





                                      15.

                 1. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

                 2. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

                 3. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

                 4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                 5. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee and Optionee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

                 6. POWER OF ATTORNEY. Optionee's spouse hereby appoints Optionee his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.





                                      16.

                 IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                       BROADCOM CORPORATION


                                       By:____________________________________

                                       Title:_________________________________

                                       Address:_______________________________

                                       _______________________________________




                                       _______________________________________
                                                                      OPTIONEE

                                       Address:_______________________________

                                       _______________________________________

                 The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement, including (without limitation) the right of the Corporation (or its assignees) to purchase any and all interest or right the undersigned may otherwise have in such shares pursuant to community property laws or other marital property rights.


                                       _______________________________________
                                                                      OPTIONEE

                                       Address:_______________________________

                                       _______________________________________





                                       17.

                                   EXHIBIT I

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

                 FOR VALUE RECEIVED ______________________ hereby sell(s), assign(s) and transfer(s) unto Broadcom Corporation (the "Corporation"), _______________________ (________) shares of the Common Stock of the
Corporation standing in his or her name on the books of the Corporation represented by Certificate No. ___________________ herewith and do hereby irrevocably constitute and appoint __________________ ____________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises. Dated: ________________


                                       Signature_______________________________





INSTRUCTION: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise its Repurchase Right set forth in the Agreement without requiring additional signatures on the part of Optionee.

                                   EXHIBIT II

                               SECTION 260.141.11
                    TITLE 10, CALIFORNIA ADMINISTRATIVE CODE


                 260.141.11 Restriction on Transfer. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

                 (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

                 (1)      to the issuer;

                 (2)      pursuant to the order or process of any court;

                 (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

                 (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

                 (5) to holders of securities of the same class of the same issuer;

                 (6)      by way of gift or donation inter vivos or on death;

                 (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

                 (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

                 (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;





                                     II-1.

                 (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

                 (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

                 (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

                 (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

                 (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

                 (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

                 (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

                 (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of
Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

                 (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."





                                     II-2.

                                  EXHIBIT III

                           SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)      The taxpayer who performed the services is:

         Name:
         Address:
         Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is ____________ shares of the common stock of Broadcom Corporation

(3)      The property was issued on _____________, 199__.

(4) The taxable year in which the election is being made is the calendar year 199__.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of annual and monthly installments over a four (4)-year period ending on ____________, 199__.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_____________ per share.

(7)      The amount paid for such property is $____________ per share.

(8) A copy of this statement was furnished to Broadcom Corporation for whom taxpayer rendered the services underlying the transfer of property.

(9)      This statement is executed on _______________________, 199__.


_______________________________            _____________________________________
Spouse (if any)                            Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement.
This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.





                                     III-1.

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the "Code"). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

                 1. The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Code.

                 2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.


THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.





                                     III-2.

                                    APPENDIX

DEFINITIONS

         A.      BOARD shall mean the Corporation's Board of Directors.

         B.      CODE shall mean the Internal Revenue Code of 1986, as amended.

         C.      COMMON STOCK shall mean the Corporation's common stock.

         D. CORPORATE TRANSACTION shall mean one or more of the following shareholder-approved transactions:

              (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

             (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         E. EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

         F. FAIR MARKET VALUE of a share of Common Stock on any relevant date, prior to the initial public offering of the Common Stock, shall be determined by the Plan Administrator after taking into account such factors as it shall deem appropriate.

         G. GRANT NOTICE shall mean the notice of grant of stock option pursuant to which Optionee has been informed of the basic terms of the Option.

         H. INCENTIVE OPTION shall mean a stock option granted under the Plan which satisfies the requirements of Code Section 422.

         I.      1933 ACT shall mean the Securities Act of 1933, as amended.

         J. NON-STATUTORY OPTION shall mean an option not intended to meet the requirements of Code Section 422.

         K. OPTION AGREEMENT shall mean the agreement between the Corporation and Optionee evidencing the Option.

         L. OWNER shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a permitted transfer from Optionee in accordance with paragraph D.1.

         M. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         N.      REORGANIZATION shall mean any of the following transactions:

              (i) a merger or consolidation in which the Corporation is not the surviving entity,

             (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

            (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons other than those who held such securities immediately prior to the merger, or

             (iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

         O.      SEC shall mean the Securities and Exchange Commission.

         P. SERVICE shall mean the provision of services to the Corporation or any Parent or Subsidiary by an individual in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant.

         Q. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                              BROADCOM CORPORATION

                     NOTE SECURED BY STOCK PLEDGE AGREEMENT


$___________________                                        _____________, 199_
                                                    _______________, California


                 FOR VALUE RECEIVED, the undersigned Maker promises to pay to the order of Broadcom Corporation (the "Corporation"), at its corporate offices at _____________________________________, the principal sum of
_____________________________________________________ Dollars
($_______________), together with all accrued interest thereon, upon the terms and conditions specified below.

                 1. INTEREST. Interest shall accrue on the unpaid balance outstanding from time to time under this Note at the rate of ___ % per annum, compounded semi-annually, and shall be payable annually in arrears.

                 2. PRINCIPAL. The entire principal balance of this Note, together with all accrued and unpaid interest, shall become due and payable in one lump sum on _____________, 199__.

                 3. PAYMENT. Payment shall be made in lawful tender of the United States and shall be applied first to the payment of all accrued and unpaid interest and then to the payment of principal. Prepayment of the principal balance of this Note, together with all accrued and unpaid interest, may be made in whole or in part at any time without penalty.

                 4. EVENTS OF ACCELERATION. The entire unpaid principal balance of this Note, together with all accrued and unpaid interest, shall become immediately due and payable prior to the specified due date of this Note upon the occurrence of one or more of the following events:

                          A. the failure of the Maker to pay when due the accrued interest on this Note and the continuation of such default for more than thirty (30) days; or

                          B. the expiration of the thirty (30)-day period following the date the Maker ceases for any reason to remain in the Corporation's employ; or

                          C. the insolvency of the Maker, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of the Federal bankruptcy act or any other state or Federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the Maker or the attachment of or execution against any property or assets of the Maker; or

                          D. the occurrence of any event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby.

                 5. EMPLOYMENT. For purposes of applying the provisions of this Note, the Maker shall be considered to remain in the Corporation's employ for so long as the Maker renders services as a full-time employee of the Corporation, any successor entity or one or more of the Corporation's fifty percent (50%)-or-more owned (directly or indirectly) subsidiaries.

                 6. SECURITY. The proceeds of the loan evidenced by this Note shall be applied solely to the payment of the purchase price of __________ shares of the Corporation's common stock and payment of this Note shall be secured by a pledge of those shares with the Corporation pursuant to the Stock Pledge Agreement to be executed this date by the Maker. The Maker, however, shall remain personally liable for payment of this Note and assets of the Maker, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Maker's obligations hereunder.

                 7. COLLECTION. If action is instituted to collect this Note, the Maker promises to pay all costs and expenses (including reasonable attorney fees) incurred in connection with such action.

                 8. WAIVER. A waiver of any term of this Note, the Stock Pledge Agreement or of any of the obligations secured thereby must be made in writing and signed by a duly-authorized officer of the Corporation and any such waiver shall be limited to its express terms. No delay by the Corporation in acting with respect to the terms of this Note or the Stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of a condition under this Note, the Stock Pledge Agreement or the obligations secured thereby.

                 The Maker waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

                 9. CONFLICTING AGREEMENTS. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

                 10. GOVERNING LAW. This Note shall be construed in accordance with the laws of the State of ___________________.


                         _____________________________
                         MAKER:





                                       2.

                              BROADCOM CORPORATION

                             STOCK PLEDGE AGREEMENT


                 AGREEMENT made as of this ________ day of _________, 199_ by and between Broadcom Corporation, a California corporation (the "Corporation") and __________________ ("Pledgor").

RECITALS

                 A. In connection with the purchase of __________ shares of the Corporation's Common Stock (the "Purchased Shares") on the date of this Agreement from the Corporation, Pledgor has issued that certain promissory note (the "Note") dated ___________, 199__ payable to the order of the Corporation in the principal amount of ____________________________________________ Dollars
($____________).

                 B. Such Note is secured by the Purchased Shares and other collateral upon the terms set forth in this Agreement.

                 NOW, THEREFORE, it is hereby agreed as follows:

                          1.      GRANT OF SECURITY INTEREST.  Pledgor hereby
grants the Corporation a security interest in, and assigns, transfers to and pledges with the Corporation, the following securities and other property (collectively, the "Collateral"):

                                       (i)         the Purchased Shares
         delivered to and deposited with the Corporation as collateral for the Note;

                                       (ii)        any and all new, additional
         or different securities or other property subsequently distributed with respect to the Purchased Shares which are to be delivered to and deposited with the Corporation pursuant to the requirements of Paragraph 3 of this Agreement;

                                     (iii)         any and all other property
         and money which is delivered to or comes into the possession of the Corporation pursuant to the terms of this Agreement; and

                                       (iv)        the proceeds of any sale,
         exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above.

                          2.      WARRANTIES.  Pledgor hereby warrants that
Pledgor is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby).

                          3.      DUTY TO DELIVER.  Any new, additional or
different securities or other property (other than regular cash dividends) which may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Corporation's receipt of consideration or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Corporation shall, upon receipt by Pledgor be promptly delivered to and deposited with the Corporation as part of the Collateral hereunder. Any such securities shall be accompanied by one or more properly-endorsed stock power assignments.

                          4.      PAYMENT OF TAXES AND OTHER CHARGES.  Pledgor
shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of Pledgor's failure to do so, the Corporation may at its election pay any or all of such taxes and other charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

                          5.      SHAREHOLDER RIGHTS.  So long as there exists
no event of default under Paragraph 10 of this Agreement, Pledgor may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral and all proxy statements and other shareholder materials pertaining to the Collateral.

                          6.      RIGHTS AND POWERS OF CORPORATION.  The
Corporation may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

                                       (i)         subject to the applicable
         limitations of Paragraph 9, accept in its discretion other property of Pledgor in exchange for all or part of the Collateral and release Collateral to Pledgor to the extent necessary to effect such exchange, and in such event the other property received in the exchange shall become part of the Collateral hereunder;

                                       (ii)        perform such acts as are
         necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

                                     (iii)         transfer record ownership of
         the Collateral to the Corporation or its nominee and receive, endorse and give





                                       2.

         receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under Paragraph 10 of this Agreement. Any cash sums which the Corporation may so receive shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Corporation deems appropriate. Any remaining cash shall be paid over to Pledgor.

                 Any action by the Corporation pursuant to the provisions of this Paragraph 6 may be taken without notice to Pledgor. Expenses reasonably incurred in connection with such action shall be payable by Pledgor and form part of the indebtedness secured hereunder as provided in Paragraph 12.

                          7.      CARE OF COLLATERAL.  The Corporation shall
exercise reasonable care in the custody and preservation of the Collateral. However, the Corporation shall have no obligation to (i) initiate any action with respect to, or otherwise inform Pledgor of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral, (ii) preserve the rights of Pledgor against adverse claims or protect the Collateral against the possibility of a decline in market value or (iii) take any action with respect to the Collateral requested by Pledgor unless the request is made in writing and the Corporation determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

                 Subject to the limitations of Paragraph 9, the Corporation may at any time release and deliver all or part of the Collateral to Pledgor, and the receipt thereof by Pledgor shall constitute a complete and full acquittance for the Collateral so released and delivered. The Corporation shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement.

                          8.      TRANSFER OF COLLATERAL.  In connection with
the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the Corporation may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Corporation hereunder with respect to the Collateral so transferred. Upon such transfer, the Corporation shall be fully discharged from all liability and responsibility for the transferred Collateral.

                          9.      RELEASE OF COLLATERAL.  Provided all
indebtedness secured hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full and there does not otherwise exist any event of default under Paragraph 10, the Purchased Shares, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to Pledgor in accordance with the following provisions:





                                       3.

                                       (i)         Upon payment or prepayment
         of principal under the Note, together with payment of all accrued interest to date, one or more of the Purchased Shares held as Collateral hereunder shall (subject to the applicable limitations of Paragraphs 9(iii) and 9(v) below) be released to Pledgor within thirty
         (30) days after such payment or prepayment. The number of the shares to be so released shall be equal to the number obtained by multiplying
         (i) the total number of Purchased Shares held under this Agreement at the time of the payment or prepayment, by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released.

                                       (ii)        Any additional Collateral
         which may hereafter be pledged and deposited with the Corporation (pursuant to the requirements of Paragraph 3) with respect to the Purchased Shares shall be released at the same time the particular shares of Common Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of Paragraph 9(i).

                                     (iii)         Under no circumstances,
         however, shall any Purchased Shares or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder. In addition, in no event shall any Purchased Shares or other Collateral be released pursuant to the provisions of Paragraph 9(i) or 9(ii) if, and to the extent, the fair market value of the Common Stock and all other Collateral which would otherwise remain in pledge hereunder after such release were effected would be less than the unpaid principal and accrued interest under the Note.

                                       (iv)        For all valuation purposes
         under this Agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                                        (A)     If the Common Stock is at the
         time traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on its Nasdaq system or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                                        (B)     If the Common Stock is at the
         time listed on the American Stock Exchange or the New York Stock Exchange, then the fair market value shall be the closing selling price per share of





                                       4.

         Common Stock on the date in question on the securities exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                                        (C)     If the Common Stock is at the
         time neither listed on any securities exchange nor traded on the Nasdaq National Market, the fair market value shall be determined by the Corporation's Board of Directors after taking into account such factors as the Board shall deem appropriate.

                                       (v)          In the event the Collateral
         becomes in whole or in part comprised of "margin securities" within the meaning of Section 207.2(i) of Regulation G of the Federal Reserve Board, then no Collateral shall thereafter be substituted for any Collateral under the provisions of Paragraph 6(i) or be released under Paragraph 9(i) or (ii), unless there is compliance with each of the following additional requirements:

                                        (A)     The substitution or release
         must not increase the amount by which the indebtedness secured hereunder at the time of such substitution or release exceeds the maximum loan value (as defined below) of the Collateral immediately prior to such substitution or release.

                                        (B)     The substitution or release
         must not cause the amount of indebtedness secured hereunder at the time of such substitution or release to exceed the maximum loan value of the Collateral remaining after such substitution or release is effected.

                                        (C)     For purposes of this Paragraph
         9(v), the maximum loan value of each item of Collateral shall be determined on the day the substitution or release is to be effected and shall, in the case of the shares of Common Stock and any additional Collateral (other than margin securities), equal the good faith loan value thereof (as defined in Section 207.2(e)(1) of Regulation G) and shall, in the case of all margin securities (other than the Common Stock), equal fifty percent (50%) of the current market value of such securities.

                          10.     EVENTS OF DEFAULT.  The occurrence of one or
more of the following events shall constitute an event of default under this
Agreement:

                                       (i)         the failure of Pledgor to
         pay, when due under the Note, any installment of principal or accrued interest; or





                                       5.

                                       (ii)        the occurrence of any other
         acceleration event specified in the Note; or

                                     (iii)         the failure of Pledgor to
         perform any obligation imposed upon Pledgor by reason of this Agreement; or

                                     (iv)        the breach of any warranty of
         Pledgor contained in this Agreement.

                 Upon the occurrence of any such event of default, the Corporation may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

                 Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Corporation in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid over to Pledgor. However, in the event such proceeds prove insufficient to satisfy all obligations of Pledgor under the Note, then Pledgor shall remain personally liable for the resulting deficiency.

                          11.     OTHER REMEDIES.  The rights, powers and
remedies granted to the Corporation pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Corporation under any statute or rule of law. Any forbearance, failure or delay by the Corporation in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Corporation under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Corporation.

                          12.     COSTS AND EXPENSES.  All costs and expenses
(including reasonable attorneys fees) incurred by the Corporation in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Pledgor payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

                          13.     APPLICABLE LAW.  This Agreement shall be
governed by and construed in accordance with the laws of the State of California without resort to that State's conflict-of-laws rules.





                                       6.

                          14.     SUCCESSORS.  This Agreement shall be binding
upon the Corporation and its successors and assigns and upon Pledgor and the executors, heirs and legatees of Pledgor's estate.

                          15.     SEVERABILITY.  If any provision of this
Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

                 IN WITNESS WHEREOF, this Agreement has been executed by Pledgor and the Corporation on this ___ day of ___________________, 199__.


BROADCOM CORPORATION
________________________________

PLEDGOR

By: _____________________________

Address: ________________________
Title:___________________________
_________________________________

Dated: __________________, 199__

Dated: __________________, 199__





                                       7.